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                                                                   EXHIBIT 10.8
   [LOGO]         AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET
               (Do not use this form for Multi-Tenant Property.)

1.      BASIC PROVISIONS ("BASIC PROVISIONS")

        1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, as of July 29, 1996, is made by and between Fortune Trade Associates, a California Limited Partnership ("LESSOR") and Nuko Information Systems, Inc., a New York Corporation ("LESSEE"), (collectively, the "PARTIES," or individually a "PARTY").

        1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 2391-2395 Oume Drive, San Jose, California located in the County of Santa Clara, State of California, and generally described as (describe briefly the nature of the property) a single story 40,000 square foot free-standing building commonly known as 2391-2395 Qume Drive, San Jose, California ("PREMISES"). (See Paragraph 2 for further provisions.)

        1.3 TERM: 5 years and 0 months ("ORIGINAL TERM") commencing See Second Addendum to Lease attached hereto ("COMMENCEMENT DATE") and ending June 30, 2001 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

        1.5 BASE RENT: $25,000.00 per month ("BASE RENT") payable on the first (1st) day of each month commencing See Second Addendum to Lease attached hereto (See Paragraph 4 for further provisions.)
[ ] If this box is checked, there are no provisions in this Lease for the Base Rent to be adjusted.

        1.6 BASE RENT PAID UPON EXECUTION: $ See Second Addendum to Lease attached hereto as Base Rent for the period July 1, 1996 - July 31, 1996.

        1.7 SECURITY DEPOSIT: $25,000.000 ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

        1.8 PERMITTED USE: sales, marketing, manufacturing, research and development and all other legally permitted uses. (See Paragraph 6 for further provisions.)

        1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

        1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
Colliers Parrish International, Inc. represents   [ ] Lessor exclusively
("LESSOR'S BROKER"); [X] both Lessor and Lessee, and ___________________ represents [ ] Lessee exclusively ("LESSEE'S BROKER"); [X] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

        1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 55 and Exhibits A, B and C and the Second Addendum to Lease all of which constitute a part of this Lease.

2.  PREMISES.

        2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

        2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, electrical, mechanical, ventilation, sewer systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

        2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS, AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

        2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

        2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.  TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

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(C) 1990 - American Industrial Real Estate Association       FORM 204N-R-12/91
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        3.31    DELAY IN POSSESSION.   If for any reason Lessor cannot deliver
possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its own option, by notice in writing to Lessor cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days or delay caused by the acts, changes or omissions of Lessee.

4.      RENT.

        4.1     BASE RENT.    Lessee shall cause payment of Base Rent and other
rent or charges, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

        5.      SECURITY DEPOSIT.       Lessee shall deposit with Lessor upon
execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including reasonable attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee [(or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein),] that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.      USE.

        6.1     USE.    Lessee shall use and occupy the Premises only for the
purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph
6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

        6.2     HAZARDOUS SUBSTANCES.

                (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor.

                (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

                (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and protect the Premises, from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and reasonable attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

        6.3     LESSEE'S COMPLIANCE WITH LAW.   Except as otherwise provided in
this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

        6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a contamination, caused by Lessee or its subtenants (excluding the "Tenants" (as defined herein) is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.      MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
        ALTERATIONS.

        7.1     LESSEE'S OBLIGATIONS.
                (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc),
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7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14
(condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily, accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven
(7) years.

                (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

        7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises),
2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

        7.3     UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

                (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessees' machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, or, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations and Alterations to the interior of the Premises (excluding the roof) for a single project, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing exterior walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $100,000.

                (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.
Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $50,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

                (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim.

        7.4     OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

                (a) OWNERSHIP. Subject to Lessor's right to require their removal all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee.

                (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

                (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.      INSURANCE; INDEMNITY

        8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) business days following receipt of an invoice for any amount due.

        8.2     LIABILITY INSURANCE.

                (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                (b) CARRIED BY LESSOR. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.



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        8.3     PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDER(S)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor not less than adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

                (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss not to exceed $1,000 per occurrence.

                (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

        8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of polices of such insurance or certificates evidencing the existence and amounts of such insurance with the Insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Insuring Party's expense.

        8.6 WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in this Lease: Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

        8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, and protects the Premises from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a reasonably required manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.      DAMAGE OR DESTRUCTION.

        9.1     DEFINITIONS.

                (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

                (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

                (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

        9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessor's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof, within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect or Lessor shall restore the Premises to the extent of the insurance proceeds received. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for



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
any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an insured Loss occurs, Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee.

        9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following Lessor's notice, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option. If Lessee duly exercises such option during said Exercise Period Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

        9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

                (a) In the event of damage described in Paragraph 9.2 (Partial Damage - Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be preformed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

                (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

        9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

        9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES.

        10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Upon request, Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

                (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, not earlier than twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the funds needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

        10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations


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
assigned in the assessor's work sheets or such other information as may be reasonably available.

        10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.     ASSIGNMENT AND SUBLETTING.

        12.1    LESSOR'S CONSENT REQUIRED.

                (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

                (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c).

                (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

        12.2    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                (a)  Regardless of Lessor's consent, any assignment shall not:
(i) be effective without the express written assumption by such assignee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

                (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee.

                (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $500.00 as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

                (f) Any assignee of this Lease shall, by reason of accepting such assignment, be deemed, for the benefit of Lessor, to have assumed and greed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment other than such obligations as are contrary to or inconsistent with provisions of an assignment to which Lessor has specifically consented in writing.

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

                (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

                (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in the Lease.

13.     DEFAULT; BREACH; REMEDIES.

        13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH"

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
is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs
13.2 and/or 13.3:

        (a)     The abandonment of the Premises.

        (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, within five (5) days after such monetary payment becomes due and owing under the terms of this Lease.

        (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b),
(iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), where any such failure continues for a period of twenty (20) days following written notice by or on behalf of Lessor to Lessee.

        (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

        (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section
101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be or no force or effect, and not affect the validity of the remaining provisions.

        (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

        (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within the time periods set forth above (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

        (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision
(iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages.

        (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

        (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

        (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing prior to the termination of the term hereof or by reason of Lessee's occupancy of the Premises.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

        13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be greater than sixty (60) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than sixty (60) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such sixty (60) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes

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
title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.     BROKER'S FEE.

        15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

        15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers (or in the event there is no separate written agreement between Lessor and said Brokers, the sum of (pursuant to contract) for brokerage services rendered by said Brokers to Lessor in this transaction.

        15.3 Unless Lessor and Brokers have otherwise agreed in writing, Lessor further agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) or any Option subsequently granted which is substantially similar to an Option granted to Lessee in this Lease, or (b) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

        15.4 Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be a third party beneficiary of the provisions of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

        15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

        15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.     TENANCY STATEMENT.

        16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting party.

        16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designed by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined, provided the Transferee assumes in writing the obligations of Lessor under this Lease.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to the lease of the Premises any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.     NOTICES.

        23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purpose. Either Party may be written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee. For notice purposes, Lessee shall provide Lessor with an address in the State of California.

        23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor or Lessee of the Default or Breach of any term, covenant or condition hereof by Lessee or Lessor, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.


                                                                Initials_______

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                                     PAGE 8

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

        30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving written assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

        30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to reasonable attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, not to exceed $250.00 per Default Notice whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.     CONSENTS.

        (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor not to exceed $500.00 per consent. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

        (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable.

37.     GUARANTOR.

        37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

        37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give:
(a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.     OPTIONS.

        39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

        39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee and/or any Permitted Assignee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. Except as set forth in the Lease the Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.


                                                                   Initials
                                                                           ----
                                                                           ----
NET

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any Multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

        39.4    EFFECT OF DEFAULT ON OPTIONS.

                (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the time Lessee is in Breach of this Lease

                (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, Lessee commits a material Breach of this Lease.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Except as set forth in the Lease, Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

        IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.


Executed at     San Jose, CA            Executed at      San Jose, CA
            -----------------------                 -------------------------
on       July 29, 1996                  on        July 29, 1996
  ---------------------------------        ----------------------------------
by LESSOR:                              by LESSEE:
      FORTUNE TRADE ASSOCIATES                NUKO INFORMATION SYSTEMS, INC.
  ---------------------------------        ----------------------------------
By:   The Robert S. Waples Trust        By:   a New York corporation
  ---------------------------------        ----------------------------------
By:   [Signature]                       By:   [Signature]
  ---------------------------------        ----------------------------------
Name Printed:  Robert S. Waples
  ---------------------------------
Title:         Trustee
  ---------------------------------
Address:  248 Del Mesa Carmel
  ---------------------------------
          Carmel, CA  93923
  ---------------------------------
By:   R.C. WERSTED, INC.
  ---------------------------------
By:   [Signature]                       By:   [Signature]
  ---------------------------------        ----------------------------------
Name Printed:  Robert C. Wersted        Name Printed:  John H. Gorman
            -----------------------                 -------------------------
Title:  President                       Title:  CFO
     ------------------------------          --------------------------------
Address:  248 Del Mesa Carmel           Address:  2235 Qume Drive
       ----------------------------            ------------------------------
          Carmel, CA  93923                       San  Jose, CA  95131
       ----------------------------            ------------------------------
Tel. No. (408)625-1762                  Tel. No. (408)526-0288
       ----------------------------            ------------------------------
Fax No.  (408)625-1762                  Fax No.  (408)526-9541
       ----------------------------            ------------------------------

NET                             PAGE 10

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071. (213) 687-8777. Fax. No. (213) 687-8616.

                            FIRST ADDENDUM TO LEASE

         THIS FIRST ADDENDUM is made July 29, 1996 by and between FORTUNE
TRADE ASSOCIATES, a California Limited Partnership ("Lessor") and NUKO INFORMATION SYSTEMS, INC., a New York Corporation ("Lessee") to that written lease herewith (the "Lease") between Lessor and Lessee affecting certain real property, commonly known as the 2391-2395 QUME DRIVE, located in the City of San Jose, County of Santa Clara, State of California. The following provisions are hereby added to the Lease:

         49.     AMERICANS WITH DISABILITIES ACT:

                 a) As used in this Paragraph 51, "ADA" shall mean Title III of the Americans With Disabilities Act of 1990, 42 USC Section 12181, et seq.

                 b) Lessor represents and warrants that it has not received notice of any alleged violation of or noncompliance with the ADA relating to any portion of the Premises, or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with the ADA relating to any portion of the Premises. In the event that Lessor or Lessee receives a written notice alleging violation of or non-compliance with the ADA, Lessor and Lessee shall notify the other party in writing of such notice within seven (7) days after receipt. Lessee acknowledges that as of the date of this Lease Lessor has not made any survey or inspection of the Premises to determine the extent of ADA compliance.

                 c) Lessee shall, at its sole cost and expense, make any necessary alterations or improvements to the Premises or any part thereof to comply with the ADA if such alterations or improvements are required as a result of (i) Lessee's particular use of the Premises, including the physical accommodation of Lessee's agents, employees, representatives or invitees, or
                          (ii) the conduct of Lessee's business on the Premises. All such alterations and improvements shall be made in accordance with the provisions of Paragraph 7.3 relating to Alterations and Utility installations, and all other provisions of the Lease.

         50.     ASSIGNMENT OF EXISTING LEASES.

                 a) Purpose. The purpose of this assignment provision is to transfer to Lessee the present Leasehold interest of Lessor in the premises known as 2393 and 2395 Qume Drive, San Jose, California. Said premises are, as of the date hereof, leased to two unrelated tenants. Lessee will be the "Lessor" under the Existing Leases (as hereinafter defined) , and Lessee's rights, duties and obligations with respect to the Premises as a whole shall at all times be subject to the terms and conditions of this Lease and all addenda.

                 b) Lessor is the "Lessor" under that certain Lease between Fortune Trade Associates, a California limited partnership, as Lessor, and AMT, Inc., a California corporation, dba AMT, International, the successor-in-interest to Bhopinder S. Sandhu and Tejinder Singh Kaler, the original lessee, as Lessee, (hereinafter the "2393 Tenant") dated May 21, 1990, for approximately 5,000 square feet of the Premises (the "2393 Premises") located at 2393 Qume Drive, San Jose, California, as amended by that certain Extension of Lease between Lessor and the 2393 Tenant dated April 8, 1993, as amended by that certain Second Extension of Lease between Lessor and the 2393 Tenant dated February 16, 1994 and that certain Third Extension of Lease between Lessor and the 2393 Tenant (collectively, hereinafter the "2393 Lease"). Lessor is also the "Lessor" under that certain Lease between Fortune Trade Associates, a California limited partnership, as Lessor, and Consolidated Oberg Industries, Ltd, a British Columbia Company and Hytec Flow Systems, a California corporation, jointly and severally as Lessee (collectively, hereinafter the "2395 Tenant"), dated October 10, 1994 for approximately 15,000 square feet of the Premises (the "2395 Premises") located at 2395 Qume Drive, San Jose, California (the "2395 Lease"). The terms the "2393 Lease" and the "2395 Lease" shall sometimes collectively hereinafter be referred to as the "Existing Leases". The terms the "2393 Tenant" and the "2395 Tenant" shall sometimes collectively or singularly be referred to herein as the "Tenants" or "Tenant", respectively.

                 c) Assignment. For valuable consideration, receipt of which is hereby acknowledged, Lessor hereby grants, transfers and assigns to Lessee all of its right, title and interest as Lessor in and to the Existing Leases excluding Paragraph 51 of the 2395 Lease, so that Lessee shall have the same rights and obligations as if Lessee were the originally named "Lessor" in the

                          Existing Leases (the "Assignment of Existing
                          Leases"). The Assignment of Existing Leases shall be effective as of the Commencement Date of the Lease (the "Effective Date"). Upon mutual execution hereof, Lessor shall deliver to Lessee the original ink-signed Existing Leases (or copies thereof certified to be true and correct if Lessor does not possess or have access to the originals).

                 d) Assumption and Indemnity. Lessee hereby accepts the Assignment of Existing Leases, and except as set forth below, expressly assumes and agrees to perform and comply with each and every obligation of "Lessor" under the terms of the Existing Leases which accrue on or after the Effective Date. Lessee hereby agrees to indemnify, protect, defend and hold Lessor free and harmless of and from all liability, costs, judgment, damages, claims or demands, including reasonable attorney's fees, arising out of or in connection with the Lessee's failure to comply with and perform the obligations of Lessor under the provisions of the Existing Leases assumed by Lessee. Notwithstanding anything in the Lease or this First Addendum, Lessor hereby acknowledges and agrees that Lessor shall hereby retain, and Lessee shall not assume, the following obligations under the Existing
                          Leases:

                          i. Any obligation of Lessor under the Existing Leases to be the "Insuring Party";

                          ii. Any representation or warranty expressly made by Lessor under the Existing Leases;

                          iii. Any obligation of Lessor to pay any broker's commissions, finder's fee or other fees or commissions in connection with the Existing Leases or the exercise of any options therein. Lessee does not assume any obligation on the part of the "Lessor" to indemnify, defend, protect or hold harmless the Tenant(s) for any broker's commissions, finder's fees, or other fees or commissions in connection with the Existing Leases and Lessor shall remain solely liable for such costs;

                          iv. Any obligation of the Lessor to construct or make any alterations, repairs, renovations or tenant improvements to the 2393 Premises or the 2395 Premises, which obligation arose prior to the Effective Date; and

                          v. Any obligation of the "Lessor" under the Existing Leases or any obligation under any Applicable Law to investigate, clean-up, remove, remediate, restore, or abate any Hazardous Substances or Hazardous Substance release, discharge, disposal, emission or contamination present at any time in, on or under the 2393 Premises and/or the 2395 Premises and/or the soil, air, improvements, groundwater or surface water of the 2393 Premises and/or the 2395 Premises.

                          Lessor hereby agrees to indemnify, defend, protect and hold Lessee harmless from any and all damages, liabilities, claims, judgments, actions, reasonable attorneys' and consultants' fees, costs and expenses arising from the failure of Lessor to perform or pay for the foregoing obligations under the Existing Leases hereby not assumed by Lessee.

                 e)       Damage or Destruction:   Lessor also hereby agrees
                          that if the 2393 Premises or the 2395 Premises are damaged or destroyed and Lessee is required to repair or rebuild any portion of either or both of those Premises under the terms of the Existing Leases, Lessor shall deliver any property insurance proceeds received by Lessor to Lessee. If Lessor is unable to deliver such insurance proceeds to Lessee or if such proceeds are insufficient, Lessor shall pay to Lessee the cost to repair and rebuild either or both of the 2393 Premises and the 2395 Premises, as applicable, to the extent required and in accordance with the Existing Leases, respectively, and Lessor shall indemnify, defend, protect and hold Lessee harmless from any and all damages, liabilities, claims, judgments, actions, reasonable attorneys and consultants' fees, costs and expenses arising from Lessor's breach of the foregoing obligation. If the 2393 Tenant or 2395 Tenant is entitled to an abatement of rent under the terms of the Existing Leases due to damage or destruction, Lessor shall automatically abate the Base Rent, Operating Expenses and Real Property Taxes for the Premises by an amount equal to the amount Lessee reasonably abates the Tenant(s) rent and additional rent under the Existing Leases (except to the extent the damage or destruction is caused by the willful misconduct of Lessee).

                 f)       Condemnation:    If the 2393 Premises or the 2395
                          Premises are condemned, and Lessee is required to repair or rebuild any part of the Premises under the terms of the Existing Leases, Lessor shall deliver any condemnation proceeds received by Lessor to Lessee. If Lessor is unable to deliver such condemnation proceeds to Lessee or if such proceeds are insufficient, Lessor shall pay to Lessee the cost to repair and rebuild either or both of the 2393 Premises and the 2395 Premises, as applicable, in accordance with the Existing Leases, respectively and Lessor shall indemnify, defend, protect and hold Lessee harmless from any and all damages liabilities, claims, judgments, actions, reasonable attorneys' and consultants' fees, costs and expenses arising from Lessor's breach of the foregoing obligation.

                 g) Acknowledgment of Existing Leases. Lessee hereby represents and warrants that it has reviewed the terms and conditions of the Existing Leases and that it has no objection to the rights, duties, obligations, benefits and privileges created or imposed thereby to the extent assumed hereunder. Lessor shall use its best efforts to ensure that all rents and other charges payable by the Tenants under the Existing Leases which accrue after the Effective Date are paid to Lessee.

                 h) Termination of Assignment. Notwithstanding anything to the contrary in this Lease and the Addenda hereto, and irrespective of any consideration now or hereafter given to Lessor by Lessee (or otherwise accruing to the benefit of Lessor), the Assignment of Existing Leases shall automatically terminate (i) upon the expiration or sooner termination of this Lease (unless in the case of the expiration of the term, Lessee has by such date exercised its Option to Purchase the Premises as provided in the First Addendum) or (ii) upon the expiration or sooner termination of the 2393 Lease, or (iii) upon the expiration or sooner termination of the 2395 Lease. In the event the Assignment of Existing Lease terminates by reason of the expiration or sooner termination of this Lease and Lessee does not purchase the Premises, then Lessee shall upon Lessor's demand execute any document(s) reasonably required by Lessor to evidence the termination of the Assignment of Leases, if required. If Lessee fails to execute and deliver said document(s) as may be required within forty-five (45) days after the expiration or sooner termination of this Lease, then following Lessee's receipt of written notice of such failure from Lessor, and provided that Lessee does not purchase the Property, then Lessee hereby grants to Lessor a limited special power of attorney for the express purposes of executing said appropriate documents(s) on Lessee's behalf, and for that express purpose only.

                 i) Amendment of Existing Leases. Lessee agrees that it will not enter into any amendments, modifications, renewals or extensions (excluding any options set forth in the Existing Leases) of the Existing Leases which would increase the liability of Lessor thereunder without the prior written consent of Lessor, which consent shall not be unreasonably withheld. In any event, Lessee shall give Lessor advance notice of, or otherwise provide reasonably detailed information about, any such proposed amendment, modification, renewal or extension.

                 j) Termination of Existing Leases. In the event Lessee terminates any of the Existing Leases in accordance with the terms and conditions of said Existing Leases and applicable laws and legal procedures or any Tenant under the Existing Leases terminates any Existing Lease or an Existing Lease expires upon its own terms, then Lessee shall be free to use and occupy that part of the Premises so returned to Lessee for the remainder of the term of this Lease. Lessee shall also have the right to lease the returned portion of the Premises to any other tenant in accordance with the provisions of Article 12 (Assignment and Subletting).

                 k) Notices of Default. In the event Lessee receives a notice of default of the obligations to be performed by Lessee under the Existing Leases from either of the Tenants thereunder, Lessee shall promptly deliver a copy of such notice to Lessor. Lessor shall have the right, but not the obligation, to cure any default described in the notice of default within the time period provided in the Existing Leases. If Lessor elects to cure such default, Lessee shall promptly upon demand reimburse Lessor for the reasonable expenses incurred in effecting such cure.

                 l) Proration of Rents and Transfer of Deposits. Upon the expiration of calendar year 1996, if the Tenants under the Existing Leases are entitled to the return of any amount of excess rent, operating expenses, taxes, insurance or utility charges paid by such Tenants for said year under the terms of the Existing Leases, respectively, Lessor shall pay to Lessee one half of the amount owed to the Tenant(s). Upon the Commencement Date of this Lease, Lessor shall deliver in cash to Lessee the security deposits paid by the Tenants under the Existing Leases, in the total amount of Fourteen Thousand Two Hundred and Fifty Dollars ($14,250.00).

         51.     PURCHASE AND SALE OF THE PREMISES

                 a)       Lessor's Right to Require Lessee to Purchase.
                          Subject to the terms of the Purchase Agreement (as defined hereinafter below) Lessor has the right to require Lessee to purchase that certain real property more particularly described on Exhibit A (the "Property") attached hereto (the "Put Option") which Put Option shall be exercised, if at all, under the following terms and conditions:

                          i. Time. The Put Option may be exercised at anytime beginning on the sixth (6th) month following the Commencement Date of this Lease, and ending on that date which is six
                                  (6) months prior to the Expiration Date (as defined in Paragraph 1.3 of the Lease).

                          ii. Method of Exercise: Written Notice. If Lessor desires to exercise the Put Option, Lessor shall give Lessee written notice of such exercise as provided in Paragraph 23 of the Lease.

                          iii. Purchase Price. The purchase price for the Property under the Put Option shall be Three Million ($3,000,000.00) Dollars.

                          iv. General Terms and Conditions. All of the terms and conditions for the sale of the Property pursuant to the Put Option shall be set forth in an Agreement of Purchase and Sale which shall be substantially in the form of the attached Exhibit C (the "Purchase Agreement").

                          v. Notwithstanding anything herein, Lessor shall not be entitled to exercise its Put Option if the Property is damaged or destroyed by fire or any other peril until the Property (excluding the improvements made by Lessee to the Property) has been fully restored to the condition existing prior to the destructive event.

                 b) Lessee's Option to Purchase. Lessor hereby grants to Lessee an option to purchase the property (the "Purchase Option"). Such Purchase Option shall be exercised, if at all, on the following terms and conditions:

                          i. Time. The Purchase option may be exercised by Lessee during the period commencing January 1, 2001 through and including February 28, 2001.

                          ii. Method of Exercise; Written Notice. If Lessee desires to exercise the Purchase Option, Lessee shall give Lessor written notice of such exercise, which notice shall beggiven as provided in Paragraph 23 of the Lease.

                          iii. Purchase Price. The purchase price for the Property under the Purchase Option shall be Three Million ($3,000,000.00) Dollars.

                          iv. Other Terms and Conditions. All of the terms and conditions for the sale of the Property pursuant to the Purchase Option shall be as set forth in the Agreement of Purchase and Sale which shall be substantially in the form of the attached Exhibit C (the "Purchase Agreement").

                          v. Exercisable by a "Permitted Assignee" of Lessee. Any "Permitted Assignee" as defined in Paragraph 13 of the Second Addendum to Lease may exercise Lessee's Purchase Option to purchase the Property.

                 c) Within ten (10) days after Lessor exercises its Put Option or Lessee exercises its Purchase Option, both parties shall execute the Purchase Agreement. Notwithstanding anything in the Lease or the Purchase Agreement if Lessor exercises its Put Option or Lessee exercises its Purchase Option, and the conditions and/or contingencies set forth in the Purchase

                          Agreement are not satisfied as required therein, Lessee shall not be obligated to purchase the Property and the Purchase Agreement shall automatically terminate.

                 d) Termination of Option Rights. Notwithstanding anything to the contrary contained in Paragraph 51
                          (b) hereof or any other part of the Lease, Lessee's Purchase Option shall be of no force or effect if on the date of Lessee's exercise of the Purchase Option there exists a material breach on the part of Lessee as defined in the Lease. In the event of such a material breach existing on the date Lessee exercises the Purchase Option, Lessee acknowledges and agrees that Lessor shall have the right to sell, lease or otherwise transfer the Property to any other person or entity free and clear of Lessee's Purchase Option. If Lessor exercises its Put Option and Lessee breaches the Purchase Agreement, this Lease shall remain in effect except that Lessor's Put Option shall terminate and Lessee's Purchase Option shall terminate.

                 e)       Remedies for Breach of Agreement of Purchase and
                          Sale: If the parties enter into a Purchase Agreement for the Property, the remedies set forth therein shall be the only and exclusive remedies the parties have with respect to a breach of said Purchase Agreement, and a breach of said Purchase Agreement shall in no way be a breach of this Lease.

         52.     LESSOR ESTOPPELS

                 a) 2393 Lessor Estoppel. Lessor is the "Lessor" under the 2393 Lease described above and hereby represents and warrants to Lessee the following:

                          i. The 2393 Lease is in full force and effect and has not been altered, amended or modified, except as specifically set forth above.

                          ii. The date of the Lease is May 21, 1990. The Lease constitutes the only agreement or understanding between Lessor and the 2393 Tenant.

                          iii. The "Premises" covered by the Lease consist of approximately 5,000 square feet of space.

                          iv. Current monthly rent under the Lease is $3,750.00. Rent and all other charges have been paid through the period ending July 31, 1996. There are no agreements concerning free rent, partial rent, rent rebate, credit for improvements, or other rental concessions.

                          v. The Lease requires the 2393 Tenant to pay real property taxes, utilities and insurance.

                          vi. The Lease commenced on June 1, 1990 and shall expire on March 31, 1998.

                          vii. The Lease does not contain an option to renew the Lease term.

                          viii. The Lease does not contain any of the following: a right of first refusal or option to expand, a right of first refusal or option to purchase, or an option to terminate. The Lessor has not given the 2393 Tenant a notice to terminate the Lease.

                          ix. The Lessor is holding a security deposit in the amount of $3,450.00. Lessor holds no other funds for the 2393 Tenant's account.

                          x. The 2393 Tenant is not in default under or in breach of the Lease and is current in the payment of all taxes, utilities, insurance and other charges required to be paid by the 2393 Tenant.

                          xi. The 2393 Tenant has not asserted a claim of default or offset or defense against the payment of rent, additional rent or other charges payable by the 2393 Tenant under the Lease. To the best of Lessor's knowledge, the 2393 Tenant is not in default under any provision of the Lease nor has any event occurred which with the passage of time or giving of notice, or both, would constitute a default on the part of the 2393 Tenant. The 2393 Tenant does not have a claim against Lessor for any prepaid rent.

                          xii. As of the Commencement Date, Lessor has performed all of the obligations required to be performed by the Lessor under the 2393 Lease, including all obligations regarding the delivery of possession of the 2393 Premises and the payment of all broker's or finder's fees in connection therewith.

                          xiii. The Lease entitles the 2393 Tenant to the use of a total of 10 unreserved parking spaces.

                          xiv. The 2393 Tenant has accepted possession of the 2393 Premises and currently is in possession of the 2393 Premises and to the bet of Lessor's knowledge has not assigned its rights under the 2393 Lease or sublet any portion of the 2393 Premises.

                          xv. To the Lessor's knowledge there is no pending condemnation against the 2393 Premises, any lawsuits which will after the 2393 Premises, or any other claim, action, suit or proceeding at law or in equity, by or before any administrative or governmental authority affecting the 2393 Premises.

         b) 2395 Lessor Estoppel. Lessor is the "Lessor" under the 2395 Lease described above and hereby represents and warrants to Lessee the following:

                          i. The 2395 Lease is in full force and effect and has not been altered, amended or modified.

                         ii. The date of the Lease is October 10, 1994. The 2395 Lease constitutes the only agreement or understanding between the 2395 Tenant and Lessor.

                          iii. The "Premises" covered by the 2395 Lease consist of approximately 15,000 square feet of space.

                          iv. Current monthly Base Rent under the 2395 Lease is $9,300.00. Base Rent and all other additional rent has been paid through the period ending July 31, 1996. The 2395 Lease provides for the monthly Base Rent to increase to $10,800.00 on the first (1st) day of December 1997 and on the first (1st) day of each succeeding month through and including the first (1st) day of November 1999. There are no agreements concerning free rent, partial rent, rent rebate, credit for improvements, or other rental concessions.

                          v. The 2395 Lease requires the 2395 Tenant to pay its pro rata share of Common Area Operating Expenses. The 2395 Tenant's pro rata share is 37.5%. The 2395 Lease also requires the 2395 Tenant to pay the increase in Real Property Taxes and insurance over the Base Year 1994.

                          vi. The 2395 Lease commenced on December 1, 1994 and, subject to the Option to Renew described in Paragraph 7 below, shall expire on November 30, 1999.

                          vii. The 2395 Lease contains one (1) Option to Renew the term of the 2395 Lease for one (1) term of five years subject to all of the terms, covenants and condition of the 2395 Lease, except that the amount of the rent for the extended term will be agreed upon between Lessor and the 2395 Tenant.

                          viii. The 2395 Lease does not contain any of the following: a right of first refusal or option to expand, a right of first refusal or option to purchase, or an option to terminate. The 2395 Tenant has not given Lessor a notice to terminate the 2395 Lease.

                          ix. The Lessor is holding a security deposit in the amount of $10,800.00. Lessor holds no other funds for the 2395 Tenant's account.

                          x. The 2395 Tenant is not in default under or in breach of the 2395 Lease and is current in the payment of all taxes, utilities, Common Area Operating Expenses and other charges required to be paid by the 2395 Tenant.

                          xi. The 2395 Tenant has no claim of default or offset or defense against the payment of Base Rent, additional rent or other charges payable by the 2395 Tenant under the Lease. To the best of Lessor's knowledge, the 2395 Tenant is not in default under any provision of the 2395 Lease nor has any event occurred which with the passage of time or giving of notice, or both, would constitute a default on the part of the 2395 Tenant. The 2395 Tenant has no claim against Lessor for any prepaid rent.

                          xii. As of the Commencement Date, Lessor has performed all of the obligations required to be performed by the Lessor under the 2395 Lease, including all obligations regarding the delivery of possession of the 2395 Premises and the payment of all broker's or finder's fees in connection therewith.

                          xiii. The Lease entitles the 2395 Tenant to the use of a total of thirty (30) unreserved parking spaces.

                          xiv. The 2395 Tenant has accepted possession of the 2395 Premises and currently is in possession of the 2395 Premises and to the best of Lessor's knowledge has not assigned its rights under the 2395 Lease or sublet any portion of the 2395 Premises.

                          xv. To the Lessor's knowledge there is no pending condemnation against the 2395 Premises, any lawsuits which will after the 2395 Premises, or any other claim, action, suit or proceeding at law or in equity, by or before any administrative or governmental authority affecting the 2395 Premises.

         53.     LESSOR'S REPRESENTATIONS AND WARRANTIES:

                 Lessor hereby represents and warrants to Lessee the following:

                 (a) To the best of Lessor's knowledge, Lessor's execution of this Lease does not and will not conflict with, violate the terms of or constitute a default under any indenture, agreement, deed of trust, note or other instrument which Lessor is a party or by which Lessor or the Premises may be bound which will in any way affect the enforceability of this Lease, or Lessee's interest in the Premises;

                 (b) The legal description of the Premises attached hereto as Exhibit A includes that certain real property and improvements thereon commonly known as 2391, 2393 and 2395 Qume Drive, San Jose, California;

                 (c) The Lessor has good and marketable fee title to the Premises and no person or entity other than Lessee has an option or other right to purchase or negotiate the purchase of the Premises;

                 (d)      The consents of the Tenants under the Existing
                          Leases are not required to assign the Existing Leases to Lessee; and

                 (e) As of the Commencement Date of the Lease, Fortune Trade Associates, a California Limited Partnership consists of only two (2) general partners, known as:
                          The Robert S. Waples Trust and R.C. Wersted Inc.

LESSOR:                                   LESSEE:

FORTUNE TRADE ASSOCIATES, A               NUKO INFORMATION SYSTEMS, INC.,
CALIFORNIA LIMITED PARTNERSHIP            A NEW YORK CORPORATION


By:      The Robert S. Waples Trust
    --------------------------------

By:   /s/ ROBERT S. WAPLES                By:   /s/ JOHN H. GORMAN
    --------------------------------          ---------------------------------

Printed                                   Printed
Name:    Robert S. Waples                 Name:    John H. Gorman
     -------------------------------           --------------------------------

Title:   Trustee                          Title:   CFO
      ------------------------------            -------------------------------

Date: 7/29/96                             Date:    7/29/96
     -------------------------------           --------------------------------



By:      R .C. Wersted Inc.
   ---------------------------------

By:   /s/ ROBERT C. WERSTED
   ---------------------------------

Printed
Name:    Robert C. Wersted
     -------------------------------

Title:   President
      ------------------------------

Date:  7/29/96
     -------------------------------

   SECOND ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET


         THIS SECOND ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET ("Second Addendum") is dated for reference purposes as of July 29, 1996, and is made between FORTUNE TRADE ASSOCIATES ("Lessor") and NUKO INFORMATION SYSTEMS, INC. ("Lessee") to be a part of that certain Standard Industrial/Commercial Single-Tenant Lease-Net of even date herewith between Lessor and Lessee (herein the "Lease") concerning approximately 40,000 square feet of space situated in that single story building located at 2391-2395 Qume Drive, San Jose, California (the "Premises"). Lessor and Lessee agree that, notwithstanding anything to the contrary in the Lease, the Lease is hereby modified and supplemented as follows:

         1.      COMMENCEMENT DATE:   The Lease shall commence on the date by
which all of the following have occurred: (a) Lessor has delivered legal possession of the Premises to Lessee and (b) utilities are ready for use in the Premises ("Commencement Date"). If the Commencement Date has not occurred for any reason whatsoever on or before August 15, 1996, then Lessee may terminate this Lease by written notice to Lessor, whereupon all monies previously paid by Lessee to Lessor shall immediately be reimbursed to Lessee.

         2. BASE RENT PAID UPON EXECUTION: Lessee shall only be required to pay Lessor the sum of Twelve Thousand Dollars ($12,000) as Base Rent for the period July 1, 1996 through July 31, 1996. Thereafter, Lessee shall pay Lessor the Base Rent as set forth in Paragraph 1.5 of the Lease.

         3.      ACCEPTANCE OF PREMISES:   Lessor represents and warrants as of
the Commencement Date of the Lease that the roof (including the roof membrane, roof screens, and roof screen penetrations), the interior and exterior doors (including grade level doors), the structural portions of the Premises, all paved surfaces and landscaped areas of the Premises and all meters serving the Premises will be in good operating condition, order and repair. Lessor shall, at its sole cost and expense, deliver the landscaped areas of the Premises to Lessee in a clean and groomed condition free of all debris and the paved areas of the Premises in good condition with all of the cracks and/or holes repaired and sealed and the parking spaces re-striped. Lessee's acceptance of the Premises shall not be deemed a waiver of Lessee's right to have the above-described defects in the Premises discovered within the first thirty (30) days of the Lease repaired at Lessor's sole cost and expense (except that under no circumstances shall Lessor be required to replace the roof structure or roof membrane of the Building). Lessee shall give notice to Lessor during such period, and Lessor shall repair such defect as soon as practicable. Lessor also hereby assigns to Lessee all warranties with respect to the Premises which would reduce Lessee's maintenance obligations under the Lease and shall cooperate with Lessee to enforce all such warranties.

         4. COMPLIANCE WITH APPLICABLE LAWS: At the Commencement Date, the Premises shall conform to all requirements of covenants, conditions, restrictions and encumbrances ("CC&R's"), all underwriter's requirements, and all Applicable Law, including any laws relating to asbestos (excluding the Americans With Disabilities Act of 1990) (collectively, "Applicable Law") applicable thereto. Lessee shall not be required to comply with or pay the cost of complying with any CC&R's, underwriter's requirements or Applicable Law, unless such compliance is necessitated solely by Lessee's particular use of the Premises.

         5. HAZARDOUS SUBSTANCES: To the best knowledge of Lessor, (i) no Hazardous Substance in violation of Applicable Law is present on or about the Premises or the real property of which the Premises is a part (the "Real Property") or the soil, surface water or groundwater thereof, (ii) no underground storage tanks or asbestos-containing building materials are present on the Real Property and (iii) no action, proceeding or claim is pending or threatened regarding the Premises or the Real Property concerning any Hazardous Substance or pursuant to any Applicable Law. Under no circumstance shall Lessee be liable for, and Lessor shall indemnify, defend, protect and hold harmless Lessee, its agents, contractors, stockholders, directors, officers, successors, representatives, and assigns from and against all losses, costs, claims, damages (excluding consequential damages to Lessee's business), liabilities and expenses (including reasonable attorneys' and consultants'
fees) directly or indirectly arising out of or in connection with any Hazardous Substance present at any time on or about the Premises or the Real Property, or the soil, air, improvements, groundwater or surface water thereof (including the presence of any such Hazardous Substances due to or as a result of the Tenants or their successors or assigns under the Existing Leases (as both of said terms are defined in the First Addendum to Lease)), or the violation of any Applicable Law relating to any such Hazardous Substance, except to the extent that any of the foregoing actually results from or is contributed to by the release or emission of Hazardous Substances on or about the Premises during the Term of the Lease by Lessee, its subtenants (excluding the Tenants or their successors or assigns (as defined in the First Addendum)) or its agents or
employees in violation of Applicable Law.   Lessor hereby consents to the use
of the Hazardous Substances presently used by the Tenants under the Existing Leases, including without limitation those listed on Exhibit C to the 2395 Lease (as defined in the First Addendum). If Hazardous Substances are present on the Premises due to an act of one or both of the Tenants, Lessee shall upon written notice from Lessor assign its rights relating to Hazardous Substances under the Existing Leases to Lessor to enforce the rights under said Leases against the respective Tenants only to the extent such assignment is actually required. Lessee shall be required to comply with any Applicable Laws pertaining to the use, generation or storage of Hazardous Substances by Lessee on or about the Premises during the term of this Lease. This Paragraph 5,
Article 6 and Paragraph 50(d) of the Lease constitute the entire agreement of Lessor and Lessee regarding Hazardous Substances and the parties hereby agree that no other provision of the Lease shall be deemed to apply thereto.

         6. MAINTENANCE AND REPAIRS: Lessor shall perform and construct, and Lessee shall have no responsibility to perform, construct or pay for, any repair, maintenance, restoration, replacement, renewal or improvement (i) necessitated by the acts or omissions of Lessor or its agents, employees, invitees or contractors or (ii) to the foundation of the Premises (except to the extent a repair or maintenance is necessitated due to the willful misconduct of Lessee or its employees).

         7. UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS: Lessor hereby acknowledges that following the Commencement Date of the Lease, Lessee intends to make substantial Alterations and Utility Installations in and to the Premises and that Lessee is entering into this Lease on the condition that Lessor shall not unreasonably withhold its consent to any proposed Alteration or Utility Installation of Lessee. If Lessor's consent is required for an Alteration or Utility Installation and Lessor fails to notify Lessee in writing of its reasonable disapproval within thirty (30) days following Lessee's request for approval, then Lessor shall be deemed to have approved the proposed
Alteration or Utility Installation.   Within thirty (30) days after Lessee's
request, Lessor shall advise Lessee in writing whether it reserves the right to require Lessee to remove any Alterations or Utility Installations from the Premises upon termination of the Lease. If Lessor fails to require removal upon such request, Lessee shall not be required to remove any such Alterations or Utility Installations from the Premises. All Alterations, Utility Installations, Trade Fixtures and personal property installed in the Premises at Lessee's expense ("Lessee's Property") shall at all times remain Lessee's property and Lessee shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural injury to or materially altering the then-existing structural integrity of the Premises, at any time Lessee may remove Lessee's Property from the Premises, provided Lessee repairs all damage caused by such removal. Lessor shall have no lien or other interest whatsoever in any item of Lessee's Property, or any portion thereof or interest therein located in the Premises or elsewhere, and Lessor hereby waives all such liens and interests. Within ten (10) days following Lessee's request, Lessor shall execute documents in a form reasonably acceptable to Lessee to evidence Lessor's waiver of any right, title, lien or interest in Lessee's Property
located in the Premises.   Lessee shall have no obligation to separately insure
any property in the Premises, other than Lessee's Property, from fire or any other casualty and Lessee shall be entitled to all insurance proceeds and condemnation awards and settlements payable with respect to Lessee's Property.

         8. WAIVER OF SUBROGATION: The parties hereto release each other and their respective agents, employees, successors, assignees and sublessees from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by the standard form of "all risk-extended coverage" casualty insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its best efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If such insurance policy cannot be obtained with such waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional cost, then the party obtaining such insurance shall immediately notify the other party of that fact.

         9. INDEMNITY: Lessor shall not be released from, and shall indemnify, defend, and hold harmless Lessee from, all losses, damages (excluding consequential damages to Lessee's business), liabilities, judgments, actions, claims, reasonable attorneys' and reasonable consultants' fees, payments, costs and expenses arising from the negligence or willful misconduct of Lessor, or its agents, employees, contractors or invitees or a breach of Lessor's obligations or representations under the Lease.

         10. DAMAGE OR DESTRUCTION: Lessor shall not have the right to terminate the Lease and shall be obligated to make all necessary repairs and restorations to the Premises if damage to or destruction of the Premises whether partial or total (i) is an Insured Loss, or (ii) is relatively minor (which is defined as a repair or restoration which would cost less than five percent (5%) of the replacement cost of the Premises). If the Premises are partially or totally damaged or destroyed by any peril, then Lessee shall have the option to terminate the Lease if the Premises cannot be, or are not in fact, fully restored (excluding punch list items) by Lessor or if Lessor elects not to restore the Premises as may be permitted under the Lease to their prior condition within one hundred and fifty (150) days after the damage or destruction. Lessee shall be entitled to an equitable abatement of Base Rent, Real Property Taxes, and any other charges required to be paid by Lessee under the Lease to the extent any such damage or destruction interferes with Lessee's use of the Premises. Lessor shall notify Lessee within fifteen (15) days following any damage to or destruction of the Premises (or the Building if such damage or destruction interferes with Lessee's use of the Premises) of the length of time Lessor reasonably estimates to be necessary for repair or restoration of the Premises. If the Premises are totally destroyed, Lessor shall only be required to rebuild the Premises to the extent of the insurance proceeds received.

         11. REAL PROPERTY TAXES: Lessee shall not be required to pay any portion of any tax, assessment expense, or other governmental levies (i) in excess of the amount which would be payable if such tax, assessment expense or levy were paid in installments over the longest possible term, (ii) attributable to a gift, transfer or franchise tax, and (iii) which the Lessor has a right of reimbursement from others.

         12. ASSIGNMENT AND SUBLETTING: Lessee may, without Lessor's prior written consent and without any participation by Lessor in assignment and subletting proceeds or consideration, sublet any or all of the Premises or assign the Lease on such terms and conditions as Lessee may elect to: (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Lessee; (ii) a successor corporation related to Lessee by merger, consolidation, nonbankruptcy reorganization, or government action; or (iii) a purchaser of substantially all of Lessee's assets located in the Premises which has a net worth equal to or greater than the net worth of the Lessee as of the Commencement Date of the Lease (the "Permitted Assignees"). For the purpose of this Lease, any sale or transfer of Lessee's capital stock, including without limitation, a transfer in connection with the merger, consolidation or nonbankruptcy reorganization of Lessee and any sale through any national market system or public exchange, shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises. If Lessor fails to respond to Lessee's request to assign or sublet the Premises within fifteen (15) days following Lessor's receipt of Lessee's request, Lessor shall be deemed to have consented to such assignment or sublet of the Premises. Notwithstanding anything to the contrary contained in the Lease or this Second
Addendum: the provisions of Article 12 of the Lease shall not apply to Lessee's assumption of the Existing Leases of the Premises from Lessor.

         13. LATE CHARGE AND PERFORMANCE OF LESSEE'S OBLIGATIONS: Lessor shall not perform any obligations on behalf of the Lessee (a) on account of Lessee's failure to pay money to Lessor or (b) on account of Lessee's failure to perform any other covenant under the Lease, unless Lessee's failure to perform such covenant continues beyond the periods set forth in Section 13.1 of the Lease after Lessee's actual receipt of written notice thereof.

         14. BREACH BY LESSOR: In the event Lessor fails to perform any of its obligations under the Lease within the time period set forth in Section
13.5 of the Lease (except in the case of an emergency), Lessee may cure any default of Lessor at Lessor's cost and Lessor shall pay to Lessee the actual cost of such cure upon demand.

         15. CONDEMNATION: Notwithstanding anything in Paragraph 14 of the Lease, Lessee may terminate the Lease by delivery to Lessor of a written notice as a result of any condemnation if Lessee's use of the Premises is materially
diminished thereby.   In the event the Lease is not terminated as a result of a
condemnation, Base Rent, Real Property Taxes, and other charges s hall be abated based upon the extent to which Lessee's use of the Premises is diminished. In addition to the proceeds Lessee shall be entitled to under the Lease, Lessee shall receive a portion of the condemnation proceeds based on (i) the unamortized value, allocable to the remainder of the Lease term, of any improvements installed at Lessee's expense, which are not removable, (ii) loss to Lessee's goodwill as a consequence of the condemnation and (iii) Lessee's relocation expenses to relocate to an alternative space or within the Premises. If the net severance damages received by Lessor under the Lease are materially insufficient to repair the damage to the Premises caused by the condemnation, Lessor may terminate the Lease.

         16. SUBORDINATION: Prior to the Commencement Date of the Lease, Lessor shall obtain from any holders of a Security Device a written agreement in a form reasonably acceptable to Lessee providing for the recognition of Lessee's rights and interests under the Lease in the event of a foreclosure or termination of the holder's Security Device.

         17. LESSOR'S ENTRY OF PREMISES: Lessor, except in the case of an emergency or to provide janitorial services, shall provide Lessee with twenty-four (24) hours' written notice prior to entry of the Premises. Such entry by Lessor and Lessor's agents shall not impair Lessee's operations more than reasonably necessary. During any such entry, Lessor and Lessor's agents shall comply with Lessee's reasonable security measures and shall, at Lessee's election, at all times be accompanied by Lessee.

         18. SURRENDER: Lessee's obligations with respect to surrender of the Premises shall be fulfilled if Lessee surrenders possession of the Premises in the condition existing at the commencement of the Lease, excepting ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Substances (other than those released or emitted by Lessee during the term of this Lease in violation of applicable environmental laws), and Lessee Owned Alterations and Utility Installations that Lessee is not required under the Lease to remove.

         19. PARKING: Lessee, at no cost to Lessee, shall have the exclusive use, subject to any parking rights reserved in the Existing Leases of all of the parking spaces in the parking lot adjacent to or serving the Premises.

         20. RULES AND REGULATIONS: Lessee shall not be required to comply with any rule or regulation unless the same applies non-discriminatorily to all occupants of the Premises, and does not unreasonably interfere with Lessee's use of or access to the Premises or Lessee's parking rights. Lessee shall also not be required to comply with any new rule or regulation which increases Lessee's obligations or decreases Lessee's rights under the Lease.

         21. APPROVALS: Whenever the Lease requires an approval, consent, designation, determination or judgment by either Lessor or Lessee, such approval, consent, designation, determination or judgment shall be reasonable, shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

         22.     REASONABLE EXPENDITURES:   Any expenditure by a party
permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

         23. LESSOR'S AUTHORITY TO EXECUTE: Lessor warrants and represents to Lessee that Lessor has the full right, power and authority to enter into this Lease and has obtained all necessary consents and approvals from its partners, officers, board of directors or other members required under the documents governing its affairs in order to consummate the Lease contemplated hereby and the individual(s) who execute the Lease on behalf of Lessor are duly authorized to do so and bind the Lessor thereby.

         24. PURCHASE OF THE PREMISES: If Lessee elects to purchase the Premises, this lease shall terminate on the date of the Close of Escrow for the Premises. Upon the Close of Escrow and termination of this Lease, Lessor and Lessee shall have no further obligations under the Lease, except that the assumption and assignment of the Existing Leases, more fully described in the First Addendum, shall survive the Close of Escrow for the Premises except that the Lessee shall be the "Insuring Party" under the Lease as of the Close of Escrow for events occurring after the Close of Escrow, and Paragraph 50(d)(v) of the First Addendum shall not be effective as to any release, discharge, emission or disposal of Hazardous Substances on or about the Premises which occurs after the date of the Close of Escrow.

         25. CONDITION PRECEDENT: Prior to or on the Commencement Date of this Lease, Lessor shall use its best efforts to obtain a completed Lessor Estoppel Certificate ("Estoppel Certificate") from each Tenant under the Existing Leases and a Non-Disturbance, Attornment and Subordination Agreement ("Non-Disturbance Agreement") from Home Savings of America, FSB and/or any other lender of Lessor ("Lessor's Lender"), both in the form attached hereto as Exhibit B. If Lessor does not deliver a fully executed and completed original Estoppel Certificate to Lessee for each Tenant under the Existing Leases and a fully executed original of the Non-Disturbance Agreement from Lessor's Lender to Lessee within forty-five (45) days following the Commencement Date of this Lease, Lessee shall have the right to terminate this Lease, in which event this Lease shall be null and void and the parties shall have no further obligations under this Lease or the assignment of the Existing Leases.

         26. INITIAL TENANT IMPROVEMENTS: Lessor acknowledges receipt of Lessee's initial construction plans prepared by the Hagman Group, Inc. Architectural Planning, dated July 15, 1996 ("Plans"). Lessor shall approve or disapprove of the initial plans no later than ten (10) days after the date of Lessor's receipt. Lessor's approval shall not be unreasonably withheld. The parties shall use their best efforts to resolve any disagreement over the initial Plans no later than fifteen (15) days after Lessor's receipt of the Plans. If Lessor and Lessee do not agree on the Plans and the construction of the improvements to be constructed on the Property within said period, Lessee may terminate this Lease, in which event the parties shall have no further obligations under this Lease. If Lessor approves of the Plans, Lessee may construct the improvements and alterations described in said Plans.

         27. EFFECT OF ADDENDUM: All terms with initial capital letters used herein as defined terms shall have the meanings ascribed to them in the Lease unless specifically defined herein. In the event of any inconsistency between this Second Addendum and the Lease, the terms of this Second Addendum shall prevail. As used herein and in the Lease, the term "Lease" shall mean the Lease, the First Addendum, this Second Addendum, and all exhibits, rules and regulations referred to in the Lease or this Second Addendum.


LESSOR:                                   LESSEE:

FORTUNE TRADE ASSOCIATES,                 NUKO INFORMATION SYSTEMS, INC.,
A CALIFORNIA LIMITED PARTNERSHIP          NEW YORK CORPORATION


By:   The Robert S. Waples Trust
   ---------------------------------

By:  /s/ ROBERT S. WAPLES                 By:  /s/ JOHN H. GORMAN
   ---------------------------------         ----------------------------------

Printed                                   Printed
Name:  Robert S. Waples                   Name:    John H. Gorman
     -------------------------------           --------------------------------

Title:   Trustee                          Title:   CFO
      ------------------------------            -------------------------------_

Date:   7/29/96                           Date:    7/29/96
     -------------------------------           -------------------------------



By:      R .C. Wersted Inc.
   ---------------------------------

By:  /s/ ROBERT C. WERSTED
   ---------------------------------

Printed
Name:   Robert C. Wersted
     -------------------------------

Title:   President
      ------------------------------

Date:  7/29/96
     -------------------------------